                                                                     Exhibit 1.3


                                  INSTRUCTIONS
      (For completing the Power of Attorney and the Custody Agreement to be entered into in connection with Pelican Financial, Inc. equity offering)

         A. You have been sent three copies of each of the Power of Attorney and the Custody Agreement (the "Agreements"). Please complete and return all three copies of the Agreements, together with your stock certificate(s), as set forth in Instruction D below. One completed copy of the Agreement and your stock certificate(s) will be retained by the Custodian and one completed copy of the Agreement will be delivered to the Attorneys-in-Fact and the Underwriter.

         B. Complete the information required by the signature pages and
Schedule I. THE SIGNATURE PAGES CONTAIN SPACES FOR YOU TO INDICATE THE NUMBER OF SHARES YOU WISH TO SELL.

         C. Each copy of the Agreements and any stock certificates and related stock powers deposited hereunder must be executed by you, with your signature on the Agreements and the stock certificate(s) and the accompanying stock power guaranteed by a commercial bank or trust company in the United States or any broker which is a member firm at the New York or American Stock Exchange. PLEASE SIGN THE STOCK CERTIFICATE(S), STOCK POWERS AND THE AGREEMENT EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE(S).

         D. Endorsed stock certificate(s) or stock certificate(s) with stock powers attached, along with all three executed copies of the completed Agreement, should be promptly returned by hand delivery or certified mail appropriately insured to:

                     American Stock Transfer & Trust Company
                                 40 Wall Street
                            New York, New York 10005

If sent through the mail, it is recommended that the stock certificate(s) not be endorsed. Instead, an executed stock power should be sent under separate cover from the stock certificate(s).

         E. If any stock certificate that you submit represents a greater number than the Shares to be sold by you, the Custodian will cause to be delivered to you a stock certificate for the excess number of shares within ten business days after the closing of the sale to the Underwriters.

         F. The Attorneys and the Custodian will execute the Agreements and deliver one copy of each to you.

                             PELICAN FINANCIAL, INC.

                         PUBLIC OFFERING OF COMMON STOCK


              IRREVOCABLE POWER OF ATTORNEY OF SELLING STOCKHOLDER


-------------------------
-------------------------
  as Attorneys-in-Fact
Pelican Financial, Inc.
315 East Eisenhower
Ann Arbor, Michigan 48108

         The undersigned stockholder of Pelican Financial, Inc., a Delaware corporation (the "Company"), understands that it is contemplated that the undersigned (the "Selling Stockholder"), will sell Common Stock, $.01 par value (the "Common Stock"), of the Company to the underwriter William R. Hough & Co. (the "Underwriter") pursuant to the Underwriting Agreement referred to below, and that the Underwriter proposes to offer and sell such Common Stock to the public. The undersigned also understands that, in connection with such offer and sale, the Company has filed a Registration Statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") to register under the Securities Act of 1933 the shares to be offered.

         Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement in substantially the form attached as Annex I (the "Custody Agreement") pursuant to which stock certificates or other certificates for at least the number of shares of Common Stock to be sold by the undersigned as set forth opposite the signature of the undersigned at the end of this instrument are being deposited with American Stock Transfer & Trust Company, as custodian (the "Custodian") and is furnishing an opinion, dated the date of delivery of this Power of Attorney and such Custody Agreement, of counsel for the undersigned addressed to the Underwriter and to the Company, to the effect set forth in Annex II.

         1. In connection with the foregoing, the undersigned hereby irrevocably constitutes and appoints _________________ and ________________ as attorneys-in-fact (individually, an "Attorney" and collectively, the "Attorneys") of the undersigned, each with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority to take any and all of the following actions:

                  (A) to sell, assign and transfer to the Underwriter pursuant to the Underwriting Agreement (as defined herein) the Maximum Number of Optional Shares (as set forth on the signature page hereof) of Common Stock of the Company (if the Underwriter shall exercise its over allotment option contained in the Underwriting Agreement, up to the Maximum Number of Optional Shares) and represented by the certificates deposited by the undersigned with the Custodian pursuant to the Custody Agreement, or such lesser number as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, at a purchase price per share to be paid by the Underwriter, as determined by negotiation among the Company, the Selling Shareholder and the Underwriter, but at the same price per share to be paid by the Underwriter and to the Company for the Common Stock sold by it;

                  (B) for the purpose of effecting such sale, to make, execute, deliver and perform the undersigned's obligations under the Underwriting Agreement among the Company, the Selling Stockholder and the Underwriter substantially in the form filed or to be filed as an exhibit to the Registration Statement (such agreement, in the form in which executed, being herein called the "Underwriting Agreement"), receipt of a draft of which is hereby acknowledged, containing such additions to or changes in the terms, provisions and conditions thereof as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, including, subject to the limitation set forth in paragraph 1(a) hereof, the purchase price per share to be paid by the Underwriter and including any additions to or changes in the terms, provisions and conditions thereof relating to the public offering of such Common Stock by the Underwriter;

                  (C) to give such orders and instructions to the Custodian and the transfer agent for the Common Stock as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, with respect to (i) the transfer of the Common Stock on the books of the Company in order to effect the sale to the Underwriter, including giving the name or names in which new certificates for such Common Stock are to be issued and the denominations thereof, (ii) the delivery to or for the account of the Underwriter of certificates for such Common Stock against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment by the Custodian out of the proceeds of such sale of any expenses that are to be borne by the undersigned in connection with the offer, sale and delivery of the Common Stock and (iv) the remittance to the undersigned of new certificates representing that number of shares of Common Stock, if any, that is in excess of the number of shares of Common Stock sold and to be sold at any subsequent Closing Date by the undersigned to the Underwriter;

                  (D) if needed, to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not, be counsel for the Company);

                  (E) to execute and deliver any amendment to the Custody Agreement; provided, however, that no such amendment shall increase the number of shares of Common Stock to be sold by the undersigned above the Maximum Number of Optional Shares specified below(if the Underwriter shall exercise its over allotment option contained in the Underwriting Agreement);

                  (F) to agree to the allocation of the expenses of the offering among the Company and the undersigned as Selling Stockholder;

                  (G) to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Common Stock to be sold by the undersigned, or a stock power or powers attached to such certificate or certificates;

                  (H) to make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other documents, undertakings or reports as may be required by law with state commissioners or officers administering state securities laws; and

                  (I) to make, exchange, acknowledge and deliver all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission, and amendments to the Underwriting Agreement, and in general to do all things and to take all actions, that the Attorneys, or any one of them, in their or his or her sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Common Stock to the Underwriter and the public offering thereof, as fully as could the undersigned if personally present and acting.

         2. This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriter and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney. This Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership), or by the occurrence of any other event. If any event described in the preceding sentence shall occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such Common Stock shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement, and all other actions required to be taken under the Underwriting Agreement and the Custody Agreement shall be taken, and action taken by the

Attorneys, or any one of them, pursuant to this Power of Attorney shall be as valid as if such event had not occurred, whether or not the Custodian, the Attorneys, or any one of them, shall have received notice of such event.

         Notwithstanding the foregoing, if the Underwriting Agreement shall not be entered into and the transactions contemplated thereby shall not be consummated prior to the 90th day after the date of this Power of Attorney, then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving notice on or promptly after such date to each of the Attorneys, with a copy to the Custodian, that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys or any one of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

         3. The undersigned ratifies all that the Attorneys, or any one of them, has done or shall do pursuant to paragraphs 1 and 2 of this Power of Attorney.

         4. The Attorneys shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Power of Attorney given to the Attorneys by the undersigned; provided, however, that the Attorneys shall not be entitled to act on any statement or notice to the Attorneys with respect to a Closing Date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to the Attorneys by William R. Hough & Co.

         5. The Attorneys and the Custodian assume no responsibility or liability to the undersigned or to any other person, other than to hold and dispose of the shares of Common Stock and remit the proceeds from the sale of such shares and any other shares of Common Stock deposited with the Custodian pursuant to the terms of this Agreement. The undersigned agrees to hold the Attorneys, jointly and severally, free and harmless from any and all loss, damage or liability (including fees and disbursements of counsel) that they, or either one of them, may sustain as a result of any action taken in good faith hereunder. It is understood that the Attorneys shall serve without compensation.

         6. In acting hereunder, the Attorneys may rely on the representations, warranties and agreements of the undersigned made in the Custody Agreement.

         7. THIS POWER OF ATTORNEY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.



Date:                     , 1999
     ---------------------              ------------------------------
                                                 Print name
Maximum Number of Shares of Common
Stock to be sold by the undersigned
to the Underwriter:                     ------------------------------
                                                 Signature


180,000 shares                          ------------------------------
                                                 Address


                                        ------------------------------


                                        ------------------------------



                                           Signature guaranteed by:



                                        ------------------------------

                                        (Note: The signature must be guaranteed
                                        by a bank or trust company having an
                                        office or a correspondent in The City of New York or by a broker that is a member of the New York or American Stock Exchange.)

                                                                         ANNEX I


                             PELICAN FINANCIAL, INC.

                         PUBLIC OFFERING OF COMMON STOCK

                                CUSTODY AGREEMENT


American Stock Transfer & Trust Company, as Custodian
40 Wall Street
New York, New York 10005


Gentlemen:

         There are delivered to you herewith one or more certificates, in negotiable and proper deliverable form, in each case with signatures guaranteed by a bank or trust company having an office or a correspondent in The City of New York or by a member firm of the New York or American Stock Exchange or accompanied by a duly executed stock power or powers, in blank, bearing the signature of the undersigned so guaranteed, together representing no less than the number of issued and outstanding shares of Common Stock, $.01 par value (the "Common Stock"), of Pelican Financial, Inc. a Delaware corporation (the "Company"), set forth opposite the signature of the undersigned at the end of this letter. The undersigned agrees to deliver to the Attorneys (as defined herein) or to you such additional documentation as the Attorneys, or any one of them, or the Company or William R. Hough & Co. or you or any of their respective counsel may request to effectuate or confirm compliance with any of the provisions hereof, of the Company's Articles of Incorporation or of the Underwriting Agreement (as defined herein), all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys and you. The certificates for the Common Stock are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement.

         Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed and delivered an irrevocable power of attorney ("Power of Attorney") to____________________ and ________________ or their duly designated substitutes (individually, an "Attorney" and collectively, the "Attorneys"), authorizing the Attorneys, or any one of them (INTER ALIA), to sell from the number of shares of Common Stock represented by the stock certificates deposited with you hereunder, up to that number of shares of Common Stock set forth opposite the signature of the undersigned at the end of this letter, representing the Maximum Number of Optional Shares (as defined in the Underwriting Agreement), or such lesser number as the Attorneys, or any one of them, may determine, and for that purpose to enter into and perform an underwriting agreement (the "Underwriting Agreement"), among the Company, the undersigned (the "Selling Stockholder"), and the underwriter, William R. Hough & Co. (the "Underwriter").

         You are authorized and directed (a) to hold the stock certificates deposited with you hereunder in your custody and (b) on each closing date specified in the Underwriting Agreement at which the undersigned is selling shares of Common Stock (each, a "Closing Date") you shall take all necessary action (i) to cause the Common Stock to be transferred on the books of the Company into such names as the Attorneys, or any one of them, or the Underwriter shall have instructed you and to exchange the certificates representing such Common Stock for new certificates for such Common Stock registered in such names and in such denominations as the Attorneys, or any one of them, or the Underwriter shall have instructed you, (ii) to deliver such new certificates to the Underwriter for the account of the Underwriter, against payment of the purchase price for such Common Stock, and give receipt for such payment, and
(iii) pay such expenses, including transfer taxes, as you may be instructed to pay by the Attorneys, or any one of them, and, if instructed by an Attorney to do so, remit to the undersigned, at the address set forth on the signature page hereto, a check for the balance, after deducting such expenses, of the amount received by you as payment for such Common Stock. With such remittance you shall also deliver or cause to be delivered to the undersigned new certificates (which may bear appropriate legends) representing the number of shares of Common Stock deposited hereunder (if any) that are in excess of the number of shares of Common Stock sold by the undersigned to the Underwriter.

         If the Underwriting Agreement shall not be entered into and the transactions contemplated thereby shall not be consummated prior to the 90th day after the date of this Custody Agreement then, notwithstanding the terms of the third paragraph next below, upon the written request to you of the Attorneys, or any one of them, or the undersigned (accompanied in the latter case by written notice of termination of the Power of Attorney addressed to each of the Attorneys with a copy to you) on or promptly after that date, you are to return to the undersigned the certificates for the Common Stock and other documents and monies deposited with you hereunder.

         Under the terms of the Power of Attorney, the authority conferred thereby is granted, made and conferred subject to and in consideration of the interests of the Underwriter and, except as set forth in the preceding paragraph, is irrevocable and not subject to termination by the undersigned or by operation of law, and the obligations of the undersigned under the Underwriting Agreement are similarly not subject to termination and shall remain in full force and effect until such date. Accordingly, the certificates and other documents and monies deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to the interests of the Underwriter, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to termination, except as set forth in the preceding paragraph, by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership) or the occurrence of any other event. If any event referred to in the preceding sentence should occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such Common Stock shall, except as specifically provided in the Underwriting Agreement, be delivered by you on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and action taken by you pursuant to this Custody Agreement shall be as valid as if such event had not occurred, whether or not you or the Attorneys, or any one of them, shall have received notice of such event.

         Until payment of the purchase price pursuant to the Underwriting Agreement has been made to you on behalf of the undersigned by or for the account of the Underwriter, the undersigned shall remain the owner of the Common Stock delivered to you hereunder and shall have the right to vote such Common Stock and all other Common Stock, if any, represented by the certificates deposited with you hereunder and to receive any and all dividends and distributions thereon.

         You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them; provided, however, that you shall not be entitled to act on any statement or notice to you with respect to a Closing Date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to you by the Underwriter.

         It is understood that you assume no responsibility or liability to any person other than to deal with the certificates deposited with you hereunder in accordance with the provisions of this Custody Agreement, and the undersigned agrees to indemnify and hold you harmless with respect to anything done by you in good faith in accordance with the foregoing instructions.

         This Custody Agreement constitutes a representation and warranty by the undersigned that (i) the undersigned has, and at each Closing Date will have, valid and unencumbered title to the Common Stock to be sold on each such Closing Date pursuant to the Underwriting Agreement, the undersigned will have full right and power and all authorizations and approvals required by law to sell, assign, transfer and deliver such Common Stock under the Underwriting Agreement and upon the delivery of and payment for such Common Stock under the Underwriting Agreement, the Underwriter will receive valid and unencumbered title thereto; and (ii) the undersigned has, and at all times through each Closing Date will have, full legal right and power and all authorizations and approvals required by law to enter into this Custody Agreement, the Power of Attorney and the Underwriting Agreement and to carry out all the applicable terms and provisions hereof and thereof, and this Custody

Agreement, the Power of Attorney and the Underwriting Agreement are, and at all times through each Closing Date will be, valid and binding obligations of the undersigned.

         The undersigned has carefully reviewed the representations, warranties, statements and agreements to be made by the undersigned as a Selling Stockholder under the Underwriting Agreement and does hereby represent, warrant and agree that (a) such representations, warranties and statements, insofar as they relate to the undersigned, are true and correct as of the date hereof and will be true and correct at all times through each Closing Date and (b) such agreements, insofar as they relate to the undersigned, have (where applicable) been complied with as of the date hereof and will be complied with on and after each Closing Date.

         The undersigned has received and carefully reviewed a copy of Pre-Effective Amendment No. 3 to the Registration Statement as filed on July __, 1999, including the preliminary prospectus for the offer and sale of the number of shares of Common Stock indicated therein and will so review any amendment to the Registration Statement and the prospectus upon receipt thereof. All information furnished by or on behalf of such Selling Stockholder expressly for use in the Registration Statement and Prospectus is, and on each Closing Date will be, true, correct and complete in all material respects, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. The undersigned will promptly notify the Attorneys and the Underwriter of any facts coming to the attention of the undersigned that would cause the foregoing statements not to be true.

         The undersigned has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of Common Stock being sold pursuant to the Underwriting Agreement.

         The foregoing representations, warranties and agreements, and those contained in the NASD questionnaire sent to undersigned earlier to be completed by the undersigned and submitted to the Company and those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the Attorneys, the Company, the Underwriter, the Custodian and the representatives, agents and counsel of each of the foregoing.

         THIS CUSTODY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         Please acknowledge your acceptance hereof as Custodian, and receipt of the certificates deposited with you hereunder, by executing and returning to the undersigned the enclosed copy hereof.

                                         Very truly yours,



Date:                     , 1999
     ---------------------              ------------------------------
                                        Print name
Maximum Number of Shares of Common
Stock to be sold by the undersigned
to the Underwriter:                     ------------------------------
                                        Signature


        shares                          ------------------------------
-------
                                        Address


                                        ------------------------------


                                        ------------------------------



                                        Signature guaranteed by:



                                        ------------------------------

                                        (Note: The signature must be guaranteed
                                        by a bank or trust company having an
                                        office or a correspondent in The City of New York or by a broker that is a member of the New York or American Stock Exchange.)






CUSTODIAN


By:
   ---------------------------
   Name:
   Title:

                                   SCHEDULE I


                  Certificate(s) for Shares of Common Stock of

                             Pelican Financial, Inc.

                                 deposited under

                                Custody Agreement


                Number of Shares of              Number of Shares of
Stock           Common Stock                     Common Stock from such
Certificate     Represented                      Stock Certificate Subject
Number          by Stock Certificate             to Sale
-----------     -------------------              ------------------------


-----------     -------------------              ------------------------


-----------     -------------------              ------------------------


-----------     -------------------              ------------------------


                                     Total:
                                                 ------------------------

                                                                        ANNEX II

                               OPINION OF COUNSEL
                             FOR SELLING STOCKHOLDER

         [The following opinions (i) and (ii) should be delivered by counsel to the Selling Stockholder who is selling shares which are NOT currently registered in the name of DTC or Cede & Co., as nominee of DTC.

         (i) [If the Selling Stockholder is not an individual, insert: [INSERT NAME OF SELLING STOCKHOLDER ON WHOSE BEHALF THIS OPINION IS BEING DELIVERED] (the "Selling Stockholder") has full [corporate] [partnership] [trust] power, right and authority to sell the Maximum Number of Optional Shares, as defined in the Power of Attorney, dated __________ ___, 1999 (the "Power of Attorney") of the Selling Stockholder (such Shares being hereinafter referred to as the "Shares");

         (ii) Such Selling Stockholder is the sole registered owner of the Shares; and upon payment and transfer as contemplated by the Underwriting Agreement, the Underwriter will acquire a security entitlement with respect to such Shares and no action based on an adverse claim (within the meaning of the New York UCC) to such security entitlement may be asserted against the Underwriter (this opinion may be based on the following assumptions: (A) The Depository Trust Company ("DTC") is a "clearing corporation" and, consequently, a "securities intermediary," as defined in ss. 8-102 of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC"), (B) such Shares are registered at the closing in the name of DTC or its nominee, and DTC or another person on behalf of DTC maintains possession of certificates representing such Shares, (C) DTC indicates by book entry that security entitlements with respect to such Shares have been credited at the closing to the Underwriter's securities accounts at DTC and (D) the Underwriter acquire such security entitlements without notice of any adverse claim);]

[In lieu of the above opinions (i) and (ii), the following opinions should be delivered by counsel to the Selling Stockholder who is selling interests in shares which are currently registered in the name of DTC or Cede & Co., as nominee of DTC.

         (i) [If the Selling Stockholder is not an individual, insert: [INSERT NAME OF SELLING STOCKHOLDER ON WHOSE BEHALF THIS OPINION IS BEING DELIVERED] (the "Selling Stockholder") has full [corporate] [partnership] [trust] power, right and authority to sell a security entitlement with respect to the Optional Maximum Number of Shares, as defined in the Power of Attorney, dated __________ ___, 1999 (the "Power of Attorney") of the Selling Stockholder (such Shares being hereinafter referred to as the "Shares");

         (ii) Such Selling Stockholder is the owner of a security entitlement with respect to the Shares; and upon payment and transfer as contemplated by the Underwriting Agreement, the Underwriter will acquire a security entitlement with respect to such Shares and no action based on an adverse claim (within the meaning of the New York UCC) to such security entitlement may be asserted against the Underwriter (this opinion may be based on the following assumptions:
(A) The Depository Trust Company ("DTC") is a "clearing corporation" and, consequently, a "securities intermediary," as defined in ss. 8-102 of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC"), (B) such Shares are registered at the closing in the name of DTC or its nominee, and DTC or another person on behalf of DTC maintains possession of certificates representing such Shares, (C) DTC indicates by book entry that a security entitlement with respect to such Shares has been credited to a securities intermediary's securities account at DTC, (D) such securities intermediary indicates by book entry that a security entitlement with respect to such Shares has been credited to a securities account of the Selling Stockholder maintained by such securities intermediary, (E) DTC indicates by book entry that security entitlements with respect to such Shares have been credited at the closing to the Underwriter' securities accounts at DTC and (F) the Underwriter acquire such security entitlements without notice of any adverse claim);]

         (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Stockholder for the consummation of the transactions contemplated by the Underwriting Agreement in connection with the sale of the Shares, except such as have been or will be obtained or made under the Act and such as may be required under state securities laws;

         (iv) The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Selling Stockholder or any of its properties or any agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties of the Selling Stockholder is subject [IF THE SELLING STOCKHOLDER IS A CORPORATION, INSERT--, or the charter or by-laws of the Selling Stockholder];

         (v) Each of the Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by the Selling Stockholder; and

         (vi) Upon execution and delivery of the Underwriting Agreement by one of the Attorneys (as defined in the Power of Attorney) on behalf of the Selling Stockholder, the Underwriting Agreement will have been duly authorized, executed and delivered by the Selling Stockholder.




                                        2